UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 16, 2025
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Centuri Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-42022	93-1817741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
19820 North 7th Avenue, Suite 120
Phoenix, Arizona 85027
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (623) 582-1235
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 per share par value	CTRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders (“Annual Meeting”) of Centuri Holdings, Inc. (the “Company”) was held on April 16, 2025. Holders of 87,441,245 shares of common stock, $0.01 par value per share, of the Company were represented in person or by proxy. At the Annual Meeting, the Company’s stockholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next Annual Meeting of Stockholders of the Company or until his or her successor has been duly elected and qualified or the director’s earlier death, resignation or removal, (ii) approved, on a non-binding, advisory basis, the Company’s executive compensation, (iii) approved, on a non-binding, advisory basis, a one-year frequency for future non-binding advisory votes on the Company’s executive compensation and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025. The following tables present the final results of voting on each of the matters submitted to a vote at the Annual Meeting:

Proposal 1: Election of Directors.

Director Nominee	For	Withheld	Broker Non-Votes
Christian I. Brown	80,255,806	5,654,105	1,531,334
Julie A. Dill	80,171,880	5,738,031	1,531,334
Andrew W. Evans	80,150,630	5,759,281	1,531,334
Karen S. Haller	77,313,801	8,596,110	1,531,334
Christopher A. Krummel	80,170,551	5,739,360	1,531,334
Anne L. Mariucci	77,340,555	8,569,356	1,531,334
Charles R. Patton	80,150,514	5,759,397	1,531,334

Proposal 2: Advisory vote to approve the Company's executive compensation.

For	Against	Abstain	Broker Non-Votes
85,771,532	136,227	2,152	1,531,334

Proposal 3: Advisory vote on the frequency of future advisory votes on the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
85,905,194	1,754	2,462	501	1,531,334

In accordance with the recommendation of the Company’s board of directors to vote in favor of an annual advisory vote in the proxy statement for the Annual Meeting and in light of the voting results on this Proposal 3, the Company has determined that it will continue to hold an annual advisory vote on executive compensation until the next stockholder advisory vote regarding the frequency of future advisory votes on executive compensation.

Proposal 4: The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 28, 2025.

For	Against	Abstain
87,322,273	118,900	72

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURI HOLDINGS, INC.

Date: April 18, 2025	By:	/s/ Gregory A. Izenstark
Gregory A. Izenstark
Executive Vice President and Chief Financial Officer